UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 8, 2005

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-27078                 11-3136595
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(State or other jurisdiction of (Commission Number) (IRS Employer Identification
       incorporation)                                           No.)


               135 Duryea Road Melville, New York                  11747
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (631) 843-5500
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 8, 2005, the Company's Board of Directors authorized an increase in the number of directors, which constitute the entire Board of Directors, from fourteen to fifteen and appointed Paul Brons as a new director, effective immediately, to fill the vacancy created. Mr. Brons' term will expire at the Company's annual meeting of stockholders to be held on May 24, 2005. Attached hereto and incorporated herein by reference as Exhibit 99.1 is a copy of the Company's press release announcing Mr. Brons' appointment to the Company's Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99.1 - Press Release dated April 11, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HENRY SCHEIN, INC.

Date: April 11, 2005                       By:  /s/ Michael S. Ettinger
                                              ------------------------------
                                              Name: Michael S. Ettinger
                                              Title: Vice President and General
                                                     Counsel


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                                                           EXHIBIT 99.1

                         [LOGO OMITTED] HENRY SCHEIN(R)
                              N E W S R E L E A S E
         Henry Schein, Inc. - 135 Duryea Road, Melville, New York 11747
                                        FOR:     HENRY SCHEIN, INC.
                                        CONTACT: STEVEN PALADINO
                                                 EXECUTIVE VICE PRESIDENT &
                                                 CHIEF FINANCIAL OFFICER
                                                 (631) 843-5500
                                                 STEVEN.PALADINO@HENRYSCHEIN.COM

                                                 SUSAN VASSALLO
                                                 DIRECTOR,
                                                 CORPORATE COMMUNICATIONS
                                                 (631) 843-5562
                                                 SUSAN.VASSALLO@HENRYSCHEIN.COM

             HENRY SCHEIN APPOINTS PAUL BRONS TO BOARD OF DIRECTORS

             FORMER MEMBER OF AKZO NOBEL BOARD OF MANAGEMENT BRINGS
                   INTERNATIONAL AND PHARMACEUTICAL EXPERIENCE

MELVILLE, N.Y., APRIL 11, 2005 - Henry Schein, Inc. (NASDAQ: HSIC), the largest distributor of healthcare products and services to office-based practitioners in the combined North American and European markets, today announced the appointment of Paul Brons to the Henry Schein Board of Directors. Mr. Brons is a former member of the Board of Management of Akzo Nobel NV, a leading manufacturer of diversified pharmaceutical, coatings and chemical products in over 75 countries.

    As a member of the Akzo Nobel Board of Management for eight years, Mr. Brons led all of the company's pharmaceutical business units, including human and veterinary pharmaceuticals, OTCs, generics, diagnostics and pharmaceutical active ingredients. In addition to his pharma responsibilities, Mr. Brons also supervised Akzo Nobel's corporate purchasing, information technology and international business development; as well as the company's activities in China and Latin America. Prior to his tenure on the Board of Management, Mr. Brons served as President of Organon International BV, one of Akzo Nobel's pharma business units, for nine years, the culmination of a 29-year career with that company, which included several posts abroad.

    "We are delighted to have a person of Paul's caliber join the Henry Schein Board of Directors," said Stanley M. Bergman, Chairman, Chief Executive Officer and President of Henry Schein. "Paul's wide-ranging international business experience and his expertise in pharmaceuticals have earned him a well-deserved reputation as one of Europe's premier pharmaceutical industry leaders. Our Board of Directors and management team look forward to the valuable contributions Paul will make to our company as we continue to expand internationally and add to our portfolio of pharmaceuticals, vaccines and other injectables."

                                    - more -

    While at Akzo Nobel, Mr. Brons contributed to the strengthening of the European Federation of Pharmaceutical Industry Associations (EFPIA), first as a member of its Strategic Advisory Committee, then as a member of their Board, and Chairman of EFPIA's EU Enlargement Committee. He was for many years actively involved in a worldwide policy group of CEOs from international R&D-based pharmaceutical companies, which sought to foster cooperation with governmental and non-governmental organizations. He also served as the European representative for the pharmaceutical industry at the Trans-Atlantic Business Dialogue, examining such issues as patent extension and AIDS in Africa.

    Since retiring from the Akzo Nobel Board of Management in 2002, Mr. Brons has served on the Supervisory Boards for Akzo Nobel Netherlands and IBM Netherlands, as well as the Advisory Board for Barcelona-based Almirall Prodesfarma. A citizen of the Netherlands, Mr. Brons was honored in 1996 by Her Majesty the Queen with the decoration of Knight of the Order of Lion of the Kingdom of the Netherlands, the country's highest civilian order. This honor was conferred for his meritorious achievements for Akzo Nobel and for his many international activities.

    "I am delighted to join a Board that includes so many distinguished directors," said Mr. Brons. "Before accepting this nomination, I had the opportunity to meet extensively with the senior leadership of Henry Schein and was impressed by the company's commitment to the highest standards of corporate conduct and the Team Schein culture that drives the organization. I hope to contribute to the continuation of Henry Schein's impressive growth for many years to come."

ABOUT HENRY SCHEIN, INC.

    Henry Schein, a Fortune 500(R) company, is recognized for its excellent customer service and highly competitive prices. The Company's four business groups - Dental, Medical, International and Technology - serve more than 475,000 customers worldwide, including dental practices and laboratories, physician practices and veterinary clinics, as well as government and other institutions. The Company's sales reached a record $4.1 billion in 2004. The Company operates through a centralized and automated distribution network, which provides customers in more than 125 countries with a comprehensive selection of over 160,000 national and Henry Schein private-brand products.

    Henry Schein also offers a wide range of innovative value-added practice solutions, including such leading practice management software systems as DENTRIX(R) and Easy Dental(R) for dental practices, and AVlmark(R) for veterinary clinics, which are installed in over 50,000 practices; and ArubA(R), Henry Schein's electronic catalog and ordering system.

    Headquartered in Melville, N.Y., Henry Schein employs more than 10,000 people in 19 countries. For more information, visit the Henry Schein Web site at www.henryschein.com.
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